UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2024

FTAI Aviation Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37386	98-1420784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Ordinary shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIP	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market
9.50% Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares	FTAIM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01	Regulation FD Disclosure.

Fortress Transportation and Infrastructure Investors LLC (“FTAI LLC” or the “Issuer”), a wholly-owned subsidiary of FTAI Aviation Ltd. (“FTAI Aviation” and, together with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”), is actively evaluating several potential transactions, including, but not limited to, acquisitions of assets and operating companies in the aviation sector and strategic initiatives, and we plan to be flexible as other attractive opportunities arise over time.  These transactions could be financed through the issuance of debt securities (which may be secured), borrowings under FTAI LLC’s $300.0 million revolving credit facility provided under the Second Amended and Restated Credit Agreement, as amended, among Fortress Transportation and Infrastructure Investors LLC, certain lenders and issuing banks that are party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, the “Revolving Credit Facility”) or other loans, the issuance of equity or a combination thereof.  We cannot predict if any such transactions will be consummated, the timing of any such transactions, or, if consummated, whether they will result in a financial or other benefit to us.

As of March 28, 2024, FTAI LLC had $175.0 million of borrowings outstanding and $125.0 million of additional borrowing capacity under its Revolving Credit Facility.

Item 8.01	Other Events.

On April 2, 2024, FTAI Aviation announced that FTAI LLC is commencing an offering of $650.0 million aggregate principal amount of senior notes due 2031 (the “2031 Notes”) in a private offering (the “Private Offering”), subject to market and other conditions.  The 2031 Notes will be fully and unconditionally guaranteed on a senior unsecured basis by FTAI Aviation.

The Issuer intends to use the net proceeds from the Private Offering, together with cash on hand, to (i) fund the Tender Offer (as defined below) for any and all of the $650.0 million aggregate principal amount outstanding of its 6.50% Senior Notes due 2025 (CUSIP No. 34960P AB7 and CUSIP No. US3458L AD3) (the “2025 Notes”), (ii) fund the redemption, if any, of all 2025 Notes that remain outstanding following the consummation of the Tender Offer and (iii) pay fees and expenses related to the foregoing.

The 2031 Notes will be offered in the United States to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States under Regulation S under the Securities Act.  The Notes will not be registered under the Securities Act or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In addition, on April 2, 2024, the Company issued a press release announcing that FTAI LLC commenced an offer to purchase (the “Tender Offer”) for cash any and all of the $650 million outstanding principal amount of its 2025 Notes.  The Tender Offer is being made upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 2, 2024, and a Notice of Guaranteed Delivery, which set forth the terms and conditions of the Tender Offer in full detail.  Holders of 2025 Notes who validly tender their 2025 Notes at or prior to 5:00 pm New York City time on April 8, 2024 (the “Expiration Date”) will be eligible to receive the purchase price of $1,000 per $1,000 principal amount of 2025 Notes tendered.  Tendering holders will also receive accrued and unpaid interest from the last applicable interest payment date to, but not including, the settlement date of the Tender Offer.

FTAI LLC expressly reserves the right, in its sole discretion, subject to applicable law, to terminate the Tender Offer at any time prior to the Expiration Date.  The Tender Offer is subject to the satisfaction of certain conditions set forth in the Offer to Purchase.

A copy of the Company’s press release relating to the Tender Offer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

The information in this Current Report on Form 8-K filed pursuant to Item 8.01 does not constitute a notice of redemption under the 2025 Notes Indenture or an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the consummation of the Private Offering, the Tender Offer, or the Issuer’s anticipated use of the net proceeds from the offering.  Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to us.  You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us.  The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity.  Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by annual, quarterly and other reports we file with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 2, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI AVIATION LTD.

By:/s/ Eun (Angela) Nam
Name: Eun (Angela) Nam
Title: Chief Financial Officer and Chief Accounting Officer

Date: April 2, 2024